SLM STUDENT LOAN TRUST 2007-5
POOL CHARACTERISTICS OF
THE TRUST STUDENT LOAN POOL AS OF SEPTEMBER 30, 2007
     The initial trust student loans were selected from the portfolio of student loans owned by SLM ECFC, VG Funding or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan, as of its related subsequent cutoff date, to be specified at the time of its sale to the trust):
●	is a FFELP loan that is guaranteed as to at least (1) 100% with respect to trust student loans with an initial date of disbursement prior to October 1, 1993; (2) 98% with respect to trust student loans with an initial date of disbursement prior to July 1, 2006 or (3) 97% with respect to trust student loans with an initial date of disbursement on or after July 1, 2006, of its principal and interest by a guarantee agency under a guarantee agreement and the guarantee agency is, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contains terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

●	is fully disbursed;

●	is not more than 210 days past due;

●	does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

●	has special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
     Unless otherwise specified, all information with respect to the trust student loans is presented herein as of September 30, 2007, which is the cutoff date. All references to the statistical cutoff date shall mean June 25, 2007.
     The following tables provide a description of specified characteristics of the trust student loans as of the cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest to be capitalized of $5,695,994 as of the cutoff date.
     The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical cutoff date may vary significantly from the information shown in earlier tables as a result of variations in the effective rates of interest applicable to the initial trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the cutoff date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of grace, deferral and forbearance periods.

     The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
     Percentages and dollar amounts in any table may not total 100% or the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE CUTOFF DATE

Aggregate Outstanding Principal Balance	$2,429,705,102
Aggregate Outstanding Principal Balance—Treasury Bill	$0
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill	0.00%
Aggregate Outstanding Principal Balance—Commercial Paper	$2,415,631,888
Percentage of Aggregate Outstanding Principal Balance—Commercial Paper	99.42%
Aggregate Outstanding Principal Balance—Treasury Bill—Other	$14,073,214
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill—Other	0.58%
Number of Borrowers	92,115
Average Outstanding Principal Balance Per Borrower	$26,377
Number of Loans	155,530
Average Outstanding Principal Balance Per Loan—Treasury Bill	$0
Average Outstanding Principal Balance Per Loan—Commercial Paper	$15,559
Average Outstanding Principal Balance Per Loan—Treasury Bill—Other	$52,123
Weighted Average Remaining Term to Scheduled Maturity	272 months
Weighted Average Annual Borrower Interest Rate	6.25%
     We determined the weighted average remaining term to maturity shown in the table from the cutoff date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the base prospectus.
     The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments, to the 91-day Treasury bill rate was 0.0% as of the cutoff date.
     The weighted average spread for special allowance payments, to the three-month commercial paper rate was 2.64% as of the cutoff date. See “Federal Family Education Loan Program—Special Allowance Payments” in Appendix A to the base prospectus.
     The category “Treasury Bill—Other” in the table above represents consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the Health Education Assistance Loan Program (which we refer to as “HEAL Loans”). These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. However, the part of each such consolidation loan that represents the amount of the HEAL Loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond—equivalent rate for 91—day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate.
     For these purposes, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
BORROWER INTEREST RATES
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Interest Rate	Loans	Principal Balance	Principal Balance
Less than or equal to 3.00%	2,037	$32,765,767	1.3%
3.01% to 3.50%	2,909	51,509,830	2.1
3.51% to 4.00%	3,547	80,956,652	3.3
4.01% to 4.50%	5,182	113,819,862	4.7
4.51% to 5.00%	15,924	263,615,377	10.8
5.01% to 5.50%	11,058	223,410,089	9.2
5.51% to 6.00%	6,319	154,278,974	6.3
6.01% to 6.50%	6,504	143,367,367	5.9
6.51% to 7.00%	45,407	584,860,760	24.1
7.01% to 7.50%	40,022	462,922,340	19.1
7.51% to 8.00%	7,653	138,928,834	5.7
8.01% to 8.50%	8,967	179,260,888	7.4
Equal to or greater than 8.51%	1	8,363	*

Total	155,530	$2,429,705,102	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
     We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the cutoff date. Because most of the trust student loans bear interest at variable rates of interest that reset annually effective as of July 1 of each year, and because trust student loans with different interest rates are likely to be repaid at different rates, this information will not remain applicable to the trust student loans in the future. See Appendix A to the base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
Range of Outstanding	Number of	Outstanding	by Outstanding
Principal Balance	Borrowers	Principal Balance	Principal Balance
Less than $5,000.00	1,605	$5,166,305	0.2%
$5,000.00—$9,999.99	16,897	123,101,149	5.1
$10,000.00—$14,999.99	16,941	212,331,070	8.7
$15,000.00—$19,999.99	14,178	247,576,176	10.2
$20,000.00—$24,999.99	9,825	219,305,296	9.0
$25,000.00—$29,999.99	6,662	182,529,629	7.5
$30,000.00—$34,999.99	4,965	160,727,979	6.6
$35,000.00—$39,999.99	4,545	170,703,638	7.0
$40,000.00—$44,999.99	3,475	147,051,388	6.1
$45,000.00—$49,999.99	2,923	138,853,097	5.7
$50,000.00—$54,999.99	1,927	100,791,612	4.1
$55,000.00—$59,999.99	1,454	83,535,618	3.4
$60,000.00—$64,999.99	1,017	63,490,629	2.6
$65,000.00—$69,999.99	882	59,449,415	2.4
$70,000.00—$74,999.99	703	50,902,462	2.1
$75,000.00—$79,999.99	586	45,396,991	1.9
$80,000.00—$84,999.99	494	40,733,563	1.7
$85,000.00—$89,999.99	425	37,183,504	1.5
$90,000.00—$94,999.99	328	30,323,088	1.2
$95,000.00—$99,999.99	290	28,282,429	1.2
$100,000.00 and above	1,993	282,270,063	11.6

Total	92,115	$2,429,705,102	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DELINQUENCY STATUS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Number of Days Delinquent	of Loans	Principal Balance	Principal Balance
0 to 30	134,778	$2,136,243,387	87.9%
31 to 60	17,673	247,365,618	10.2
61 to 90	2,406	35,046,017	1.4
91 to 120	332	5,480,597	0.2
121 to 150	105	1,650,708	0.1
151 to 180	67	1,281,408	0.1
181 to 210	62	894,875	*
Greater than 210	107	1,742,493	0.1

Total	155,530	$2,429,705,102	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REMAINING TERM TO SCHEDULED MATURITY
AS OF THE CUTOFF DATE

Number of Months		Aggregate	Percent of Pool by
Remaining to	Number of	Outstanding	Outstanding
Scheduled Maturity	Loans	Principal Balance	Principal Balance
0 to 12	21	$50,614	*
13 to 24	23	93,685	*
25 to 36	72	537,185	*
37 to 48	54	279,091	*
49 to 60	110	737,371	*
61 to 72	183	1,048,964	*
73 to 84	255	1,292,031	0.1%
85 to 96	270	1,533,523	0.1
97 to 108	780	8,591,215	0.4
109 to 120	12,070	51,386,174	2.1
121 to 132	1,715	8,780,034	0.4
133 to 144	8,283	45,613,565	1.9
145 to 156	1,774	10,901,337	0.4
157 to 168	1,394	10,254,607	0.4
169 to 180	37,590	329,260,459	13.6
181 to 192	5,454	45,922,254	1.9
193 to 204	1,995	17,842,463	0.7
205 to 216	1,545	16,090,560	0.7
217 to 228	1,449	16,943,170	0.7
229 to 240	33,463	505,217,464	20.8
241 to 252	6,952	97,256,771	4.0
253 to 264	1,812	24,018,657	1.0
265 to 276	1,075	16,328,579	0.7
277 to 288	945	15,022,329	0.6
289 to 300	14,810	387,892,054	16.0
301 to 312	4,855	116,377,902	4.8
313 to 324	897	20,185,512	0.8
325 to 336	521	13,339,636	0.5
337 to 348	411	10,778,635	0.4
349 to 360	7,939	381,173,946	15.7
361 and greater	6,813	274,955,312	11.3

Total	155,530	$2,429,705,102	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Current Borrower Payment Status	of Loans	Principal Balance	Principal Balance
Deferment	26,754	$448,515,911	18.5%
Forbearance	10,612	214,884,189	8.8
Repayment
First year in repayment	112,529	1,689,199,304	69.5
Second year in repayment	1,879	27,882,504	1.1
Third year in repayment	1,457	21,434,537	0.9
More than 3 years in repayment	2,299	27,788,658	1.1

Total	155,530	$2,429,705,102	100.0%

     Current borrower payment status refers to the status of the borrower of each trust student loan as of the cutoff date. The borrower:
●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

●	may be currently required to repay the loan—repayment.

See Appendix A to the base prospectus.
     The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 3.3, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the cutoff date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
CUTOFF DATE

	Scheduled Remaining Months in Status
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.6	—	291.3
Forbearance	—	7.3	295.4
Repayment	—	—	258.7
     We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $448,515,911 aggregate outstanding principal balance of the initial trust student loans in deferment as of the cutoff date, $251,642,864 or approximately 56.1% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the base prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT
LOANS AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
State	of Loans	Principal Balance	Principal Balance
Alabama	6,383	$93,547,214	3.9%
Alaska	146	2,479,365	0.1
Arizona	4,068	57,822,123	2.4
Arkansas	1,707	25,734,910	1.1
California	11,823	195,691,796	8.1
Colorado	2,197	30,961,103	1.3
Connecticut	2,323	39,162,989	1.6
Delaware	409	6,992,332	0.3
District of Columbia	589	11,554,513	0.5
Florida	11,959	179,320,303	7.4
Georgia	5,067	88,032,753	3.6
Hawaii	635	9,595,548	0.4
Idaho	406	5,686,522	0.2
Illinois	7,773	127,704,902	5.3
Indiana	6,397	88,190,115	3.6
Iowa	535	8,306,101	0.3
Kansas	3,344	44,733,151	1.8
Kentucky	1,597	20,968,325	0.9
Louisiana	4,803	70,710,399	2.9
Maine	319	5,518,768	0.2
Maryland	3,232	59,602,354	2.5
Massachusetts	4,117	69,822,360	2.9
Michigan	4,411	65,919,621	2.7
Minnesota	1,516	21,405,085	0.9
Mississippi	1,937	27,527,736	1.1
Missouri	3,018	45,048,739	1.9
Montana	190	3,160,320	0.1
Nebraska	352	5,735,336	0.2
Nevada	937	13,919,457	0.6
New Hampshire	590	9,323,308	0.4
New Jersey	5,783	94,417,139	3.9
New Mexico	467	7,316,058	0.3
New York	10,520	182,304,408	7.5
North Carolina	2,973	47,540,696	2.0
North Dakota	94	1,481,604	0.1
Ohio	5,593	89,257,409	3.7
Oklahoma	2,194	31,199,975	1.3
Oregon	1,705	24,955,695	1.0
Pennsylvania	4,984	81,661,197	3.4
Rhode Island	313	5,520,968	0.2
South Carolina	1,488	23,520,242	1.0
South Dakota	141	2,584,349	0.1
Tennessee	3,320	47,073,112	1.9
Texas	11,384	172,416,374	7.1
Utah	456	6,550,754	0.3
Vermont	130	2,653,627	0.1
Virginia	4,906	75,136,950	3.1
Washington	3,258	48,661,656	2.0
West Virginia	682	9,794,741	0.4
Wisconsin	1,352	21,316,872	0.9
Wyoming	142	2,375,713	0.1
Other	865	17,788,015	0.7

Total	155,530	$2,429,705,102	100.0%

     We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the cutoff date.
     Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In addition, if a borrower pays a monthly installment after its scheduled due date, the borrower may owe a fee on that late payment. If a late fee is applied, that payment will be applied first to the applicable late fee, second to interest and third to principal. As a result, the portion of the payment applied to reduce the unpaid principal balance may be less than it would have been had the payment been made as scheduled.
     In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
     Each of the sellers makes available, through the servicer, to borrowers of student loans it holds, payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans owned by the sellers provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. Each of the sellers also offers, through the servicer, an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. See “Sallie Mae’s Student Loan Financing Business” in the base prospectus.

     The following tables provide certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
LOAN TYPE AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Type	Loans	Principal Balance	Principal Balance
Subsidized Loans	72,319	$954,724,704	39.3%
Unsubsidized Loans	83,211	1,474,980,398	60.7

Total	155,530	$2,429,705,102	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REPAYMENT TERMS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Repayment Terms	Loans	Principal Balance	Principal Balance
Level Repayment	96,106	$1,440,257,689	59.3%
Other Repayment Options(1)	58,394	962,944,485	39.6
Income Sensitive(2)	1,030	26,502,928	1.1

Total	155,530	$2,429,705,102	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes some interest-only period loans.
     With respect to interest-only loans, as of the cut-off date, there are 4,884 loans with an aggregate outstanding principal balance of $136,726,939 currently in an interest-only period. These interest-only loans represent 5.6% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.
     The servicer, at the request of the sellers or the depositor and on behalf of the trust, may in the future offer repayment terms similar to those described above to borrowers of loans in the trust who are not entitled to these repayment terms as of the cutoff date. If such repayment terms are offered to and accepted by borrowers, the weighted average life of the securities could be lengthened.

     The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DATE OF DISBURSEMENT AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Disbursement Date	Loans	Principal Balance	Principal Balance
June 30, 2006 and earlier(1)	10,856	$164,082,182	6.8%
July 1, 2006 and later	144,674	2,265,622,920	93.2

Total	155,530	$2,429,705,102	100.0%

(1)	No initial trust student loans were disbursed prior to October 1,1993.

     Guarantee Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
     The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
GUARANTEE AGENCY AS OF THE CUTOFF DATE*

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Name of Guarantee Agency	of Loans	Principal Balance	Principal Balance
American Student Assistance	3,876	$66,623,723	2.7%
California Student Aid Commission	16,291	140,672,718	5.8
Colorado Student Loan Program	2	3,375	**
Connecticut Student Loan Foundation	28	418,468	**
Educational Credit Management Corp. of Virginia	8,030	103,466,952	4.3
Florida Bureau of Student Financial Assistance	175	2,883,047	0.1
Great Lakes Higher Education Corporation	624	7,227,575	0.3
Illinois Student Assistance Commission	420	4,581,188	0.2
Iowa College Student Aid Commission	46	438,016	**
Kentucky Higher Education Assistance Authority	6,218	85,702,911	3.5
Louisiana Office of Student Financial Assistance	2,052	28,207,456	1.2
Michigan Guaranty Agency	2,381	31,380,998	1.3
Nebraska Student Loan Program	7	113,846	**
New Jersey Office of Student Assistance	3,662	44,960,830	1.9
New York State Higher Education Services Corporation	665	8,754,408	0.4
Northwest Education Loan Association	1,901	25,435,484	1.0
Oklahoma Guaranteed Student Loan Program	1,726	24,168,402	1.0
Pennsylvania Higher Education Assistance Agency	2,045	37,507,783	1.5
Student Loan Guarantee Foundation of Arkansas, Inc.	530	7,557,608	0.3
Tennessee Student Assistance Corporation	11	156,444	**
Texas Guaranteed Student Loan Corporation	2,464	27,337,295	1.1
United Student Aid Funds, Inc.	102,376	1,782,106,572	73.3

Total	155,530	$2,429,705,102	100.0%

*	Additional trust student loans may be guaranteed by a guarantee agency not listed.

**	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR
INFORMATION
     The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.
     We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education. None of the depositor, SLM ECFC, VG Funding or the underwriters has audited or independently verified this information for accuracy or completeness.
UNITED STUDENT AID FUNDS, INC.
     United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.
     USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.
     Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.
     For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

     Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.
     The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.
     The 1998 Reauthorization Law requires guaranty agencies to return to the Secretary $250 million in federal reserve funds from fiscal years 2002 to 2007. Each guaranty agency’s share is based on a formula prescribed in the 1998 Reauthorization Law. USA Funds is in compliance with the provisions of the reserve fund requirements of the Act. USA Funds remitted $17.8 million to the Secretary in September 2002 and $17.3 million by September 1, 2006. The remaining balance due of $17.3 million will be remitted in 2007.
     Effective for all Stafford and PLUS loans that USA Funds guarantees on or after April 1, 2005, USA Funds waived the guarantee fee of up to 1 percent of the principal amount of new loans that federal law permitted a guarantor to assess. During 2006, the U.S. Congress passed the Higher Education Reconciliation Act (HERA) which required all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1% of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006. USA Funds is paying the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender in which the lender is paying the federal default fee on behalf of that lender’s Stafford borrowers.
     As of September 30, 2006, USA Funds had total federal reserve fund assets of approximately $226 million and net assets of approximately $200 million. Through September 30, 2006, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the FFELP was approximately $77 billion. In addition, as of September 30, 2006, USA Funds had operating fund assets totaling approximately $793 million.

     The U.S. Department of Education’s published reserve ratios are based on cumulative net assets and liability for future default provisions divided by the original principal amount of the outstanding loans guaranteed. Following this formula, the reserve ratio for USA Funds for the last five fiscal years was as follows:

	Reserve Ratio as of Close of
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	0.73%	0.67%	0.56%	0.45%	0.26%
     USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds. For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	$8,162,000,000	$9,587,000,000	$9,907,000,000	$10,724,000,000	$12,586,000,000
     USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	32.84%	30.14%	35.47%	35.05%	38.03%
     USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	1.97%	1.37%	1.13%	1.41%	1.21%
     USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.